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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 7, 2000


                        ENVISION DEVELOPMENT CORPORATION
                          (f/n/a perfumania.com, inc.)
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               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                     001-15311                 65-0981457
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                    11701 NW 101st Road, Miami, Florida 33178
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               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (305) 889-1600



              Former name, former address, and former fiscal year,
               if changed since last report: perfumania.com, inc.









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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 7, 2000, Envision Development Corporation ("Envision") completed the first stage of the acquisition of approximately [80]% of Qui Vive, Inc. ("QVtech") pursuant to the terms of an Amended and Restated Stock Acquisition Agreement, dated as of March 31, 2000 (the "Agreement"), among Envision, QV Acquisition Corporation, a Delaware corporation ("QV Acquisition"), Sundog Technologies, Inc., a Delaware corporation ("Sundog"), and RockMountain Ventures Fund, LP ("Rock").

         QV Acquisition, a wholly-owned subsidiary of Envision, acquired shares of Series A Preferred Stock and shares of Series B Preferred Stock of QVtech from Sundog and Rock. In consideration therefor, Envision issued shares of Envision common stock to Sundog and Rock. Subject to the approval of Envision's shareholders, Envision is obligated to issue additional shares of Envision common stock to Sundog and Rock within two business days of receiving such shareholder approval. The number of shares of Envision common stock given in exchange for such shares of QVtech capital stock was determined by negotiations among the parties to the Agreement.

         QVtech provides secure, scalable e-mail protection software for businesses, and Envision intends to continue such business. Alan Rudd, a director of Envision, is an officer and director of Sundog and also a director of QVtech.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Current Report on Form 8-K no later than 75 days after the date of this Current Report on Form 8-K.

         (b) Pro Forma Financial Information

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from the date of this Current Report.




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         (c) Exhibits

     Exhibit No.  Description
     -----------  -----------

        99.1      Press Release, dated April 11, 2000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                      ENVISION DEVELOPMENT CORPORATION


Date: April 24, 2000                  By: /s/ William J. Patch
                                          -------------------------------------
                                          William J. Patch
                                          Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX


        Exhibit
        Number    Description
        ------    -----------


         99.1     Press Release, dated April 11, 2000.















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